Prospectus Supplement	February 23, 2007

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND Prospectus dated
March 30, 2006

The fund's Trustees have approved in principle the merger of Putnam Limited Duration Government Income Fund into Putnam U.S. Government Income Trust, a government bond fund which seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. Subject to final approval by the Trustees, approval by shareholders of the Limited Duration Government Income Fund and a number of other conditions, the merger currently is expected to occur in September 2007. The Limited Duration Government Income Fund does not expect to accept new accounts after March 9, 2007.

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